CHARGES (ASSETS PLEDGED)	12 Months Ended
Dec. 31, 2015
CHARGES (ASSETS PLEDGED) [Abstract]
CHARGES (ASSETS PLEDGED)
NOTE 8:-	CHARGES (ASSETS PLEDGED)

In July 2015, the Company secured a short-term line of credit that expires after one year in the amount of approximately $5,000 from an Israeli bank. To secure the credit line, the Company granted the bank a first priority floating charge on all of its assets (the agreements relating to such charges, being referred to as the “Security Agreements”). The Security Agreements contain various restrictive covenants, including limitations on the Company's ability to pledge additional assets, enter into affiliated party transactions, pay dividends or repurchase its shares, and subject to specified exceptions, a negative pledge on the assets of some of its subsidiaries. As of December 31, 2015 $430 of the line of credit is used by the bank as collateral to secure the Company’s obligations under the office lease agreement.